AMENDMENT NO. 2
TO
CONTRIBUTION AND SALE AGREEMENT

THIS AMENDMENT NO. 2 TO CONTRIBUTION AND SALE AGREEMENT (this “Amendment”) is made as of October 15, 2007 by and among Genesis Energy, L.P., a Delaware limited partnership (the “Buyer”), on the one hand, and Davison Petroleum Products, L.L.C., a Louisiana limited liability company, Davison Transport, Inc., a Louisiana corporation, Transport Company, an Arkansas corporation, Davison Terminal Service, Inc., a Louisiana corporation, Sunshine Oil and Storage, Inc., a Louisiana corporation, T&T Chemical, Inc., an Arkansas corporation, Fuel Masters, LLC, a Texas limited liability company, TDC, L.L.C., a Louisiana limited liability company, and Red River Terminals, L.L.C., a Louisiana limited liability company (each a “Seller”, and collectively, the “Sellers”), on the other hand. The Buyer and the Sellers are, collectively, the “Parties”. Any capitalized term used, but not defined, in this Amendment shall have the meaning given such term in the Agreement (defined below).

INTRODUCTION

A. The Parties entered into the Contribution and Sale Agreement dated as of April 25, 2007, as amended by Amendment No. 1 to Contribution and Sale Agreement dated as of July 25, 2007 (as amended and in effect immediately prior to the date of this Amendment, the “Agreement”).

B. The Parties desire to amend the Agreement as set forth in this Amendment.

In consideration of the premises, the representations and warranties, and the mutual promises made in this Amendment and the Agreement, the Parties agree as follows:

1.
Amendment. Section 6(h) of the Agreement is hereby amended by restating the parenthetical “(and in no event more than 120 days after Closing)” in the third line thereof as follows: “(and in no event more than 150 days after Closing)”.

2.
Entire Agreement. This Amendment constitutes the entire agreement and understanding of the Parties with respect to its subject matter and supersedes all oral communication and prior writings (except as otherwise provided herein) with respect thereto.

3.
Amendments. No amendment, modification or waiver in respect of this Amendment will be effective unless in writing (including a writing evidenced by a facsimile transmission) and executed by each of the Parties.

4.
Counterparts. This Amendment may be executed and delivered in counterparts (including by facsimile transmission), each of which will be deemed an original. All signatures need not be on one counterpart.

5.	Governing Law. This Amendment will be governed by and construed in accordance with the law of the State of Delaware (without reference to choice of law doctrine).

[Signature Pages Follow]

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment No. 2 to be duly executed as of the date first above written.

BUYER:

GENESIS ENERGY, L.P.

By: Genesis Energy, Inc., its sole general partner

                            By: __/s/ Grant E. Sims__________
                    Name: Grant E. Sims
                                    Title: Chief Executive Officer

SELLERS:

DAVISON PETROLEUM PRODUCTS, L.L.C.

                                    By: __/s/ Steven K. Davison_______
                                        Name: Steven K. Davison
                                        Title:  Manager

                                  DAVISON TRANSPORT, INC.

                                    By: /s/ James E. Davison, Jr._
                                        Name: James E. Davison, Jr.
                                        Title:  President

TRANSPORT COMPANY

                                    By: __/s/ Steven K. Davison_______
                                        Name: Steven K. Davison
                                        Title:  President

                                  DAVISON TERMINAL SERVICE, INC.

  By: /s/ James E. Davison, Jr._
                                        Name: James E. Davison, Jr.
                                        Title:  President

SUNSHINE OIL AND STORAGE, INC.

                                    By: _/s/ James E. Davison_____
                                        Name: James E. Davison
                                        Title:  President

                                  T&T CHEMICAL, INC.

                                    By: /s/ James E. Davison, Jr._
                                        Name: James E. Davison, Jr.
                                        Title:  President

FUEL MASTERS, LLC

                       By: _/s/ Ross A. Benavides______
                                        Name: Ross A. Benavides
                                        Title:  Chief Financial Officer

TDC, L.L.C.

    By: _/s/ Ross A. Benavides______
                                        Name: Ross A. Benavides
                                        Title:  Chief Financial Officer

RED RIVER TERMINALS, L.L.C.

    By: _/s/ Ross A. Benavides______
                                        Name: Ross A. Benavides
                                        Title:  Chief Financial Officer